UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 23, 2026

Cycurion, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41214	86-3720717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1640 Boro Place, Suite 420C McLean, Virginia (Address of principal executive offices)		22102 (Zip Code)

Registrant’s telephone number, including area code: (888) 341-6680

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CYCU	The NASDAQ Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $345.00 per share	CYCUW	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Compensatory Arrangements of Certain Officers.

Approval of Amended and Restated 2025 Equity Incentive Plan

At the Annual Meeting held on July 23, 2026, Cycurion, Inc. (the “Company”) stockholders approved the Amended and Restated 2025 Equity Incentive Plan (the “A&R Equity Plan”), which was previously approved by the Board of Directors subject to stockholder approval.

The principal purpose of the A&R Equity Plan is to provide the Company with additional flexibility in structuring equity-based compensation arrangements and to assist the Company in attracting, retaining and motivating employees, directors and consultants.

The A&R Equity Plan amends and restates the Company’s existing 2025 Equity Incentive Plan to, among other things:

●	permit awards to be granted with respect to preferred stock of the Company in addition to common stock;
●	permit restricted preferred stock, preferred stock units, dividend equivalent rights based on preferred stock, stock appreciation rights based on preferred stock, and other equity awards referencing preferred stock;
●	provide that the share reserve may be satisfied through the issuance of either common stock or preferred stock, as determined by the plan administrator;
●	authorize adjustments and administration provisions applicable to awards referencing either common stock or preferred stock; and
●	retain substantially all other material provisions of the existing plan.

The foregoing description of the A&R Equity Plan is qualified in its entirety by reference to the full text of the A&R Equity Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Second Amended and Restated Certificate of Incorporation

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation establishing a classified Board of Directors.

Effective July 23, 2026, Article 5.2(b) of the Company’s Second Amended and Restated Certificate of Incorporation was amended to divide the Board of Directors into three classes, designated Class I, Class II and Class III, with staggered terms of office. Following the initial classification, directors elected at each annual meeting will generally serve three-year terms and until their successors are duly elected and qualified.

The amendment further authorizes the Board of Directors to assign incumbent directors to the respective classes upon effectiveness of the classified board structure.

The foregoing description is qualified in its entirety by reference to the Third Amendment to the Second Amended and Restated Certificate of Incorporation, filed as Exhibit 3.1 hereto and incorporated herein by reference.

Amendment to Second Amended and Restated Bylaws

In connection with the stockholder approval of the classified board structure, the Company also adopted an Amendment to its Second Amended and Restated Bylaws, effective July 23, 2026.

The Amendment to the Second Amended and Restated Bylaws, among other things:

●	establishes a three-class Board of Directors with staggered terms;
●	provides that the initial Class I, Class II and Class III directors will serve until the Company’s 2027, 2028 and 2029 annual meetings, respectively;
●	provides that newly created directorships and vacancies on the Board will be filled by the remaining directors and that any director so elected will serve for the remainder of the applicable class term;
●	provides that directors may be removed only for cause by the holders of a majority of the voting power of the outstanding shares entitled to vote in the election of directors;
●	implements advance notice procedures for stockholder nominations of director candidates; and
●	makes related conforming changes to Article III of the Company’s bylaws.

The foregoing description is qualified in its entirety by reference to the Amendment to the Second Amended and Restated Bylaws, filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 23, 2026, the Company held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Holders of the Company’s Voting Stock as of the close of business on June 1, 2026, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, there were 12,247,792 shares of Voting Stock outstanding and entitled to vote, consisting of 10,662,429 shares of Common Stock and 1,585,363 shares of Preferred Voting Stock. A quorum was present at the Annual Meeting, with 6,928,675 shares of Voting Stock represented in person or by proxy, exceeding the 6,123,897 shares required to constitute a quorum. The matters voted upon at the Annual Meeting and the final voting results are set forth below

Proposal No. 1 - Charter Amendment to Establish a Classified Board

The Company’s stockholders approved the Amendment to the Company’s Amended and Restated Certificate of Incorporation to, among other things, implement a classified board structure under which the Board of Directors is divided into three classes with staggered three-year terms.

The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
4,168,106	527,110	66,747	2,166,712

Accordingly, Proposal No. 1 was approved. Since Proposal No. 1 was approved, the Company’s Board of Directors is now classified into three classes consisting of Class I, Class II and Class III directors with staggered terms as contemplated by the amendment to the Company’s Certificate of Incorporation and bylaws.

Proposal No. 2 - Election of Directors

The Company’s stockholders elected the following five directors to serve on the Company’s Board of Directors. Following approval of Proposal No. 1, the directors were elected to the classes and terms set forth in the proxy statement.

The voting results were as follows:

Nominee	For	Withheld	Broker Non-Votes
Emmit McHenry	3,728,569	1,033,395	2,166,711
Peter Ginsberg	4,220,380	541,584	2,166,711
Reginald S. Bailey, Sr.	4,221,528	540,436	2,166,711
L. Kevin Kelly	4,211,224	550,740	2,166,711
Kevin E. O’Brien	4,274,384	487,580	2,166,711

Each nominee received the requisite vote for election and was elected to the Board of Directors.

Proposal No. 3 - Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of WWC, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The voting results were as follows:

For	Against	Abstain
6,625,700	189,272	113,703

Accordingly, Proposal No. 3 was approved.

Proposal No. 4 - Advisory Vote on Executive Compensation

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on June 30, 2026, as amended.

The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
4,050,402	603,797	107,764	2,166,712

Accordingly, Proposal No. 4 was approved on an advisory basis.

Proposal No. 5 - Advisory Vote on the Frequency of Future Say-on-Pay Votes

The Company’s stockholders voted, on a non-binding advisory basis, on the frequency with which future advisory votes on executive compensation should occur.

The voting results were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
4,080,005	122,433	179,018	380,508	2,166,711

Consistent with the recommendation of the Company’s Board of Directors and the preference expressed by the Company’s stockholders, the Board of Directors has determined that the Company will continue to hold an advisory vote on executive compensation every one year until the next required advisory vote on the frequency of such votes.

Proposal No. 6 - Approval of Amended and Restated Equity Incentive Plan

The Company’s stockholders approved the Company’s Amended and Restated Equity Incentive Plan, which, among other things, provides the Company with additional flexibility in structuring equity-based awards by authorizing grants with respect to preferred stock in addition to common stock.

The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
3,904,101	488,422	369,440	2,166,712

Accordingly, Proposal No. 6 was approved. Since Proposal No. 6 was approved, the A&R Equity Plan became effective as of July 23, 2026 in accordance with its terms.

Proposal No. 7 - Reverse Stock Split Proposal

The Company’s stockholders approved one or more amendments to the Company’s Amended and Restated Certificate of Incorporation to effect one or more reverse stock splits of the Company’s issued and outstanding common stock at a ratio ranging from 3-for-1 to 75-for-1, with aggregate reverse stock split authority not exceeding 250-for-1, with the timing, ratio and implementation thereof to be determined by the Board of Directors in its discretion and as more fully described in the Company’s definitive proxy statement.

The voting results were as follows:

For	Against	Abstain
4,805,325	1,428,575	694,775

Accordingly, Proposal No. 7 was approved.

Proposal No. 8 - Adjournment Proposal

The Company’s stockholders approved a proposal authorizing the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of one or more proposals presented at the Annual Meeting.

The voting results were as follows:

For	Against	Abstain
5,899,563	960,593	68,519

Accordingly, Proposal No. 8 was approved.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description
3.1	Third Amendment to the Second Amended and Restated Certificate of Incorporation of Cycurion, Inc.
3.2	Amendment to the Second Amended and Restated Bylaws of Cycurion, Inc.
10.1	Amended and Restated 2025 Equity Incentive Plan
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCURION, INC.

Date:	July 23, 2026	By:	/s/ L. Kevin Kelly
		Name:	L. Kevin Kelly
		Title:	Chief Executive Officer